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                                  EXHIBIT 99.3


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GENERAL GROWTH PROPERTIES,                                                                              BROKER AND NOMINEE FORM
INC.                                                                                            GENERAL GROWTH PROPERTIES, INC.
                                                                                                                   COMMON STOCK
                                                                                  DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN
                                               ---------------------------------------------------------------------------------
                                                   This form when completed and signed, should be returned to the address below
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By Regular Mail:                            By Hand or Overnight Delivery:
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The Chase Manhattan Bank                    The Chase Manhattan Bank
C/o ChaseMellon Shareholder Services        ChaseMellon Shareholder Services
P.O. Box 3338                               Overpeck Centre
Hackensack, NJ 07606-1938                   Investment Plan Services
                                            85 Challenger Road
                                            Ridgefield Park, NJ  07660


Instructions:
------------

As provided in the Prospectus dated _________ ____, 19___ (the "Prospectus") relating to General Growth Properties, Inc. ("GGPI") Direct Stock Purchase and Dividend Reinvestment Plan (the "Plan"), this form is to be used only by a broker, bank of other nominee making an optional cash investment under the Plan on behalf of one or more Beneficial Owner(s) (as defined in the Prospectus) whose shares are held in the name of a securities depository.

The broker, bank or other nominee submitting this form hereby certifies that (a) the information contained herein is true and correct as of the date of this form: (b) a current copy of the Prospectus has been delivered to each Beneficial Owner on whose behalf the optional cash investment listed below is being transmitted: and (c) either (i) the amount of the optional cash investment listed below does not exceed $________ for each beneficial owner represented or
(ii) this form is accompanied by a completed Request for Waiver form approved by GGPI relating to the applicable investment date.


A new Broker and Nominee Form must be completed and submitted each month that an optional cash investment is submitted.

FOR FURTHER INFORMATION ABOUT THE PLAN, PLEASE CALL 1-800-000-0000.

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  Date                                                           Title of Account to Which Shares are to be Credited

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  Name of Depository Participant Submitting Payment              Address

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  Participant Number with Depository                             Tax I.D. Number

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  Contact                                                        Phone

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  Name of Depository

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  Number of Beneficial Owners Represented                        Total Optional Cash Investment Amount


Method of Payment:                  Check                   Money Order                   Other (Specify)
                   -----------             ------------                  -----------                      -------------


Payment by other than Check or Money Order requires approval of the Plan Administrator.


Signature:
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Name of Broker, Bank of other Nominee

By:
       -----------------------------------------------

Name
       -----------------------------------------------

Title:
       -----------------------------------------------


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